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                 TTR TECHNOLOGIES TO APPOINT NEW CHIEF EXECUTIVE
                                    OFFICER

         APPOINTMENT SUBJECT TO STOCKHOLDER APPROVAL OF THE TRANSACTION
                            WITH LUCENT TECHNOLOGIES

NEW YORK, March 4, 2004 -- TTR TECHNOLOGIES, INC., (OTC BB: TTRE) announced today the appointment of Frank Galuppo as its Chief Executive Officer and a member of its Board of Directors. The appointment will become effective upon (and subject to) TTR stockholder approval of the development and licensing agreement with Lucent Technologies, Inc. pursuant to which Lucent will develop for TTR next-generation management and routing technology designed to provide Fiber-to-the-Premises (FTTP) capabilities for voice, video, data and voice-over-the-Internet protocol (VOIP) services. Mr. Galuppo is scheduled to assume his new duties with the Company as of March 15, 2004.

Mr. Galuppo possesses nearly 40 years of experience in the Telecommunications Industry, serving in a number of senior management positions with Lucent Technologies and AT&T. His last assignment at Lucent Technologies was President of Lucent's Optical Networking Group, where he had worldwide responsibility for the development and marketing of Lucent's global optical portfolio which had annual sales of over $1 billion. Throughout his career at Lucent and AT&T, Mr. Galuppo held executive positions in product development, product management, sales management and business unit leadership. Since leaving Lucent in March of 2003, Frank has been assisting several companies with business development support in the U.S. Government market where he has extensive sales experience.

"I believe the FTTP marketplace is evolving rapidly and that TTR will be well positioned to take advantage of the developing optical access market with a very potent and cost effective solution," said Mr. Galuppo. "TTR has recognized the value of Lucent and Bell Labs' strong portfolio of technologies and has capitalized on it by virtue of their development and licensing agreement with Lucent. I look forward to joining this promising organization during these exciting times."

Sam Brill, TTR's Chief Operating Officer, commented, "The Company's Board of Directors felt it imperative to build a strong and experienced management team for the Company's new line of business. Frank's past experience in the Telecommunications Industry as well as his long relationship with Lucent makes him the ideal person to direct our corporate strategy in this evolving marketplace." Mr. Brill added,

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"Frank's deep understanding of operations, combined with his experience in developing and implementing telecommunication equipment solutions should be a tremendous asset to TTR in building a successful new business."

TTR is currently soliciting its stockholders for approval of the development and licensing agreement with Lucent. A special meeting of TTR stockholders is scheduled for today, March 4, 2004 at 9:00 a.m. No assurance can be provided that stockholder approval will be obtained.




FORWARD-LOOKING STATEMENTS

ALL STATEMENTS CONTAINED HEREIN, AS WELL AS ORAL STATEMENTS THAT MAY BE MADE BY THE COMPANY OR BY OFFICERS, DIRECTORS OR EMPLOYEES OF THE COMPANY ACTING ON THE COMPANY'S BEHALF, THAT ARE NOT STATEMENTS OF HISTORICAL FACT, CONSTITUTE "FORWARD-LOOKING STATEMENTS" AND ARE MADE PURSUANT TO THE SAFE-HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE THE ACTUAL RESULTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM THE HISTORICAL RESULTS OR FROM ANY FUTURE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. SUCH RISKS AND UNCERTAINTIES ARE OUTLINED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 2002, ITS QUARTERLY REPORTS ON FORM-10-Q, AND SUCH OTHER DOCUMENTS AS ARE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FROM TIME TO TIME. THE COMPANY IS NOT OBLIGATED TO REVISE OR UPDATE ANY FORWARD-LOOKING STATEMENTS IN ORDER TO REFLECT EVENTS OR CIRCUMSTANCES THAT MAY ARISE AFTER THE DATE OF THIS RELEASE.


CONTACT:

TTR Technologies, Inc.
Samuel Brill, (718) 851-2881
samb@ttrtech.com
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